EXHIBIT 99.1
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                              FAB INDUSTRIES, INC.

 200 MADISON AVENUE * NEW YORK, N.Y. 10016 * (212) 592-2700 * FAX (212) 689-6929

                   FOR IMMEDIATE RELEASE: FAB INDUSTRIES, INC.
                               200 MADISON AVENUE
                              NEW YORK, N.Y. 10016

    FAB INDUSTRIES, INC. (ASE) ANNOUNCES FORTHCOMING HOLD OF TRADING ON AMEX

NEW YORK, N.Y. - March 14, 2005 - Fab Industries, Inc. (the "Company"), announced that The American Stock Exchange ("AMEX") gave oral notice to the Company that it is not in compliance with the continued listing standards as set forth in Section 1101 of the AMEX Company Guide as a result of the Company's failure to file its annual report on Form 10-K for the fiscal year ended November 27, 2004. AMEX further advised the Company that it will hold trading of the Company's common stock on March 15, 2005, if the Company is not then in compliance with all AMEX continued listing standards. The Company does not anticipate that it will be in compliance with the continued listing standards on such date. The Company expects its stock will be permitted to trade on the AMEX once its Form-10-K is filed.

         On February 28, 2005, the Company filed Form 12b-25 (Notification of Late Filing) with the Securities and Exchange Commission stating that it will not be able to timely file its annual report on Form 10-K for the fiscal year ended November 27, 2004. Due to the uncertainty as to whether the Company will be sold prior to May 30, 2005, the Company, upon the advice of, and after consultation with, its accountants, BDO Seidman, LLP, determined that it is more appropriate to present the Company's financial statements on a liquidation basis. As a result, the Company is required to determine the value of its assets on a liquidation basis and it is currently in the process of conducting the required appraisals. The Company is unable to predict when its financial statements will be completed on a liquidation basis and when its annual report on Form 10-K for the fiscal year ended November 27, 2004 will be filed.

         Except for historical information, the matters discussed in this press release are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially, including, but not limited to, the following: whether a final offer to purchase the business as a going concern will be received in the future; the aggregate liquidating distribution(s) made to the stockholders; whether the Company's business will be sold as a going concern; overall economic and business conditions; our continuing ability to support the demand for our goods and services; competitive factors in the industries in which we compete; changes in government regulation; changes in tax requirements (including tax rate changes, new tax laws and revised tax interpretations); interest rate fluctuations and other capital market conditions, including foreign currency rate fluctuations; material contingencies provided for in a sale of our assets; de-listing of our common stock from the American Stock Exchange; our ability to retain key employees during any wind down period; and any litigation arising as a result of our plan to wind down our operations or sell the Company's business. Additional risks are discussed in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on form 10-K for the year ended November 29, 2003. These risks and uncertainties should be considered in evaluating any forward-looking statements contained in this press release.

                     WEBSITE: HTTP://WWW.FAB-INDUSTRIES.COM

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CONTACT INFORMATION:
David Miller                                         James M. Dubin
Vice President - Chief Financial Officer             Partner
Fab Industries, Inc.                                 Paul, Weiss, Rifkind, Wharton &Garrison LLP
(212) 592-2865                                       (212) 373-3026
david.miller@fab-industries.com                      jdubin@paulweiss.com
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